Operating Leases and Obligations Related to Finance Leases	6 Months Ended
Jun. 30, 2021
Leases [Abstract]
Lessee, Operating Leases [Text Block]
Operating Leases
The Company charters-in vessels from other vessel owners on time-charter contracts, whereby the vessel owner provides use and technical operation of the vessel for the Company. A time charter-in contract is typically for a fixed period of time, although in certain cases, the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate during periods the vessel is not able to operate.
As at June 30, 2021, minimum commitments to be incurred by the Company under time charter-in contracts were approximately $5.1 million (remainder of 2021), $11.7 million (2022), $9.6 million (2023), $6.8 million (2024), $6.8 million (2025) and $25.0 million (thereafter), including one LR2 tanker delivered to the Company in September 2021 to commence an 18-month time charter-in contract, one STS support vessel expected to be delivered to the Company in September 2021 to commence a 24-month time charter-in contract, and one Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract. The minimum commitments exclude two time charter-in contracts for two Aframax tankers that were entered into by the Company subsequent to June 30, 2021.

Lessee, Finance Leases
Obligations Related to Finance Leases

	As at	As at
	June 30, 2021	December 31, 2020
	$	$
Total obligations related to finance leases	292,757	360,043
Less: current portion	(139,965)	(78,476)
Long-term obligations related to finance leases	152,792	281,567

From 2017 to 2019, the Company completed sale-leaseback financing transactions with financial institutions relating to 16 of the Company's vessels. Under these arrangements, the Company transferred the vessels to subsidiaries of the financial institutions (collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from 9 to 12-year terms. In October 2020, the Company completed the purchases of two of these vessels for a total cost of $29.6 million, and in May 2021, the Company completed the purchases of two more of these vessels for a total cost of $56.7 million. In March 2021, the Company also declared purchase options to acquire six of these vessels for a total cost of $128.8 million with an expected completion date in September 2021. The Company has the option to purchase each of the remaining six vessels, four of which can be purchased between now and the end of their respective lease terms, while the remaining two can be purchased starting in November 2021 until the end of their respective lease terms.
The bareboat charters related to these vessels require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of the Company's consolidated debt and obligations related to finance leases.
Six of the bareboat charters were entered into with subsidiaries of a financial institution in July 2017 and November 2018. Four of these bareboat charters, entered into in July 2017, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. As at June 30, 2021, these ratios were 102% (December 31, 2020 - ranged from 121% to 143%). The remaining two of these bareboat charters, entered into in November 2018, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at June 30, 2021, these ratios ranged from 122% to 127% (December 31, 2020 - ranged from 145% to 156%). Should any of these ratios drop below the required amount, the lessor may request that the Company prepay additional charter hire.
Six bareboat charters were entered into with subsidiaries of a financial institution in September 2018, and require the Company to maintain, for each vessel, a minimum hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at June 30, 2021, these ratios ranged from 98% to 104% (December 31, 2020 - ranged from 80% to 88%). Should any of these ratios drop below the required amount, and we are unable to cure any such breach within the prescribed cure period, our obligations may become immediately due and payable at the election of the relevant lessor. In certain circumstances, this could lead to cross-defaults under our other financing agreements which in turn could result in obligations becoming due and commitments being terminated under such agreements. In March 2021, the Company declared purchase options to acquire these six vessels for a total cost of $128.8 million with an expected completion date in September 2021. In April 2021, the Company was served with a claim from the counterparty of the bareboat charters relating to these six vessels and the two vessels purchased in May 2021 for reimbursement of breakage costs in respect of interest rate swaps that were entered into by the counterparty in connection with the counterparty's underlying financing. The Company filed a defense to this claim in June 2021, rejecting the claim that the Company is responsible for paying these breakage cost reimbursements. As of June 30, 2021, the breakage costs are estimated to range from $8.0 million to $9.0 million; however, depending on the timing of terminating the swaps and changes in underlying interest rates, the amount of the claim may change. No loss provision in respect of this claim has been made by the Company based on its assessment of the merits of the claim.
The requirements of the bareboat charters are assessed annually or quarterly with reference to vessel valuations compiled by one or more agreed upon third parties. As at June 30, 2021, the Company was in compliance with all covenants in respect of its obligations related to finance leases.
The weighted-average interest rate on the Company’s obligations related to finance leases as at June 30, 2021 was 7.5% (December 31, 2020 - 7.8%).
As at June 30, 2021, the Company's total remaining commitments (including the vessel purchase options declared) related to the financial liabilities of these vessels were approximately $352.1 million (December 31, 2020 - $480.9 million), including imputed interest of $59.3 million (December 31, 2020 - $120.9 million), repayable from 2021 through 2030, as indicated below:

Commitments
June 30, 2021
Year	$
Remainder of 2021	142,913
2022	21,848
2023	21,846
2024	21,903
2025	21,841
Thereafter	121,782